UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 16, 2004 (December 14, 2004)

US Dataworks, Inc.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-15835 (Commission File Number)	84-1290152 (I.R.S. Employer Identification No.)

5301 Hollister Road, Suite 250 Houston, TX (Address of principal executive offices)	77040 (Zip Code)

Registrant’s telephone number, including area code (713) 934-3855

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
Signature
Press Release dated December 14, 2004

Item 8.01 Other Events.

     On December 14, 2004, US Dataworks, Inc. (the “Company”) announced the completion of an Amended Warrants Agreement wherein certain investors accelerated the exercise of previously issued common stock warrants at a reduced exercise price of $0.90 per share. A total of $1,092,607 was raised from the exercise of 1,214,008 warrants. A copy of the press release announcing the completion of the Amended Warrants Agreement is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

     (c)     Exhibits

               99.1     Press Release by the Company dated December 14, 2004.

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date December 16, 2004	/s/ John S. Reiland
John S. Reiland
Chief Financial Officer